Exhibit 10 hhh

Third Amendment to PROMISSORY NOTE

June 29, 2015

On December 28, 2008, CEL-SCI Corporation (the “Company”) issued a promissory note (the “Note”) to Maximilian de Clara or order (the “Holder”).  On April 30, 2009 the Company signed a 1st Amendment to the Note due to the Company’s inability to repay the Note.  On July 6, 2009 a 2nd Amendment to the Note was signed.  On August 22, 2011, the Note was amended for the third time and restated.  In August 2014 the Note was transferred to the de Clara Trust.  The parties agree to further amend the Note as follows:

1)	Effective July 7, 2015, interest on the Note will be at an annual rate of 9% and will be payable monthly.

2)	The maturity date of the Note is extended to July 6, 2017.

3)
The Note, in whole or in part, will be convertible at the Holder’s option into shares of the Company’s common stock at a price of $0.59 per share, subject to the customary adjustments.  The Company agrees to deliver the shares within 3 trading days of a conversion notice.

All other terms and conditions of said Note shall remain in full force and effect.

AGREED TO AND ACCEPTED as of June 29, 2015:

CEL-SCI CORPORATION

By: /s/ Patricia B. Prichep
Patricia B. Prichep
Senior Vice President of Operations

Fourth Amendment to PROMISSORY NOTE

October 11, 2015

On December 28, 2008, CEL-SCI Corporation (the “Company”) issued a promissory note (the “Note”) to Maximilian de Clara or order (the “Holder”).  On April 30, 2009 the Company signed a 1st Amendment to the Note due to the Company’s inability to repay the Note.  On July 6, 2009 a 2nd Amendment to the Note was signed.  On August 22, 2011, the Note was amended for the third time and restated.  In August 2014 the Note was transferred to the de Clara Trust.  On June 29. 2015 the 3rd amendment to the Note was signed.  The parties agree to further amend the Note as follows:

1)	The maturity date of the Note is extended to July 6, 2018.

All other terms and conditions of said Note shall remain in full force and effect.

AGREED TO AND ACCEPTED as of October 11, 2015:

CEL-SCI CORPORATION

By: /s/ Patricia B. Prichep
Patricia B. Prichep
Senior Vice President of Operations

DE CLARA TRUST (Dtd 6-13-14)

By: /s/ Geert Kersten Geert Kersten
Trustee